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                                                                    EXHIBIT 23.8

         The undersigned hereby consents to being named as a nominee for director in the Registration Statement of Form S-4 filed with the Securities Exchange Commission in connection with the merger of GraphOn Corporation with and into Unity First Acquisition Corp.


                                                /s/ Eric Kim
                                                --------------------------------
                                                Name:    Eric Kim

Dated:  April 15, 1999